Exhibit 10.1

                                                                  EXECUTION COPY


                                 AMENDMENT NO. 1
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

     THIS  AMENDMENT  NO.  1 TO  AMENDED  AND  RESTATED  CREDIT  AGREEMENT  (the
"Amendment") is made as of March 31, 2006 by and among Chemed Corporation, a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereto (the "Lenders") and JPMorgan Chase Bank, National Association, as the administrative agent for the "Lenders" referred to below (the "Administrative Agent"). Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given to them in the "Credit Agreement" referred to below.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of February 24, 2005 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Administrative Agent have agreed to the following amendments to the Credit Agreement.

     1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

     (a) Section 1.1 of the Credit Agreement is hereby amended to (1) delete the "and" immediately preceding clause (xiii) of the definition of "Consolidated EBITDA", (2) delete the period at the end of such clause (xiii), and (3) insert a new clause (xiv) into such definition as follows:

          "and (xiv) up to $20,000,000 of the amount of the settlement payment made in respect of the Costa class-action litigation."

     (b)  Section 2.5 of the Credit  Agreement is hereby amended to insert a new
Section 2.5.3 therein as follows:

          "2.5.3  Increase in Aggregate  Revolving Loan  Commitment.  Subject to
     Section 2.5 and the other terms and conditions of this Agreement, the Borrower may from time to time request that the Aggregate Revolving Loan Commitment be increased to an amount which does not exceed $225,000,000;

     provided, however, that an increase in the Aggregate Revolving Loan Commitment hereunder may only be made at a time when no Unmatured Event of Default or Event of Default shall have occurred and be continuing or would result therefrom. In the event of such a requested increase in the Aggregate Revolving Loan Commitment, each of the Lenders shall be given the opportunity to participate in the increased Aggregate Revolving Loan Commitment (x) initially ratably in the proportion that its commitment bears to the Aggregate Revolving Loan Commitment and (y) to the extent that the requested increase in the Aggregate Revolving Loan Commitment is not fulfilled pursuant to the preceding clause, in such additional amounts as any Lender, including any new Lender, and the Borrower agree. No Lender shall have any obligation to increase its Revolving Loan Commitment pursuant to a request by the Borrower hereunder. In the event that the Borrower and one or more of the Lenders (or other financial institutions) shall agree upon such an increase in the Aggregate Revolving Loan Commitment (i) the Borrower, the Administrative Agent and each Lender or other financial institution increasing its Revolving Loan Commitment or extending a new Revolving Loan Commitment shall enter into an amendment to this Agreement setting forth the amounts of the Revolving Loan Commitments, as so increased, providing that the financial institutions extending new Revolving Loan Commitments shall be Lenders for all purposes under this Agreement, and setting forth such additional provisions as the Administrative Agent shall consider reasonably appropriate and (ii) the Borrower shall furnish, if requested, a new Note to each financial institution that is extending a new Revolving Loan Commitment or increasing its Revolving Loan Commitment. No such amendment shall require the approval or consent of any Lender whose Revolving Loan Commitment is not being increased. Upon the execution and delivery of such amendment as provided above, and upon satisfaction of such other conditions as the Administrative Agent may reasonably specify upon the request of the financial institutions that are extending new Revolving Loan Commitments (including, without limitation, the Administrative Agent administering the reallocation of any outstanding Loans ratably among the Lenders after giving effect to each such increase in the Aggregate Revolving Loan Commitment, and the delivery of certificates, evidence of corporate authority and legal opinions on behalf of the Borrower), this Agreement shall be deemed to be amended accordingly."

          (c) The Pricing Schedule to the Credit Agreement is hereby amended and restated in its entirety pursuant to the Pricing Schedule attached as Annex I to this Amendment.

          2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof if, and only if, the Administrative Agent shall have received: (a) executed copies of this Amendment from the Borrower and the Lenders, and (b) executed copies of the Reaffirmation attached hereto in the form of Exhibit A from the existing Guarantors.

          3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

          (a) The Credit Agreement as previously executed constitutes the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms.

          (b) Upon the effectiveness of this Amendment, the Borrower hereby (i) represents that no Event of Default or Unmatured Event of Default exists under the terms of the Credit Agreement, (ii) reaffirms all covenants, representations and warranties made in the Credit Agreement, and (iii) agrees that all representations and warranties contained in Article V of the Credit Agreement are true and correct as of the date hereof in all material respects except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any related document, instrument or agreement. The Administrative Agent and the Lenders expressly reserve all of their rights and remedies, including the right to institute enforcement actions in consequence of any existing Events of Default or Unmatured Events of Default not waived hereunder or otherwise at any time without further notice, under the Credit Agreement, all other documents, instruments and agreements executed in connection therewith, and applicable law.

          4.   Reference  to  and  Effect  on  the  Credit  Agreement  and  Loan
Documents.

          (a) Upon the effectiveness of Section 1 hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

          (b) The Borrower (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Borrower arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party and
(iii) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any modification of any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

          5. Costs and Expenses. The Borrower agrees to pay all reasonable costs, fees and out of pocket expenses (including reasonable attorneys' fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.

          6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS OR PRINCIPLES) OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

               The remainder of this page is intentionally blank.

               IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                          CHEMED CORPORATION,
                                          as the Borrower


                                          By: /s/ David P. Williams
                                              --------------------------------
                                          Name: David P. Williams
                                          Title:  Chief Financial Officer


                        Signature Page to Amendment No. 1
                 to Amended and Restated Chemed Credit Agreement

                       JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as the Administrative Agent, as Swing Line Lender, as LC Issuer and as a Lender


                       By: /s/ Thomas J. Reinhold
                           --------------------------
                       Name: Thomas J. Reinhold
                       Title: Senior Vice President


                        Signature Page to Amendment No. 1
                 to Amended and Restated Chemed Credit Agreement

                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as a Lender


                                   By: /s/ Dwayne Coker
                                       --------------------------------
                                   Name:  Dwayne Coker
                                   Title:  Duly Authorized Signatory


                        Signature Page to Amendment No. 1
                 to Amended and Restated Chemed Credit Agreement

                                   BANK OF AMERICA, N.A.,
                                   as a Lender


                                   By: /s/ Jorge Miliou
                                       --------------------------------
                                   Name: Jorge Miliou
                                   Title: Vice President


                        Signature Page to Amendment No. 1
                 to Amended and Restated Chemed Credit Agreement

                                   CITICORP USA, INC.,
                                   as a Lender


                                   By: /s/ Allen Fisher
                                       -----------------------------------
                                   Name:  Allen Fisher
                                   Title: Vice President


                        Signature Page to Amendment No. 1
                 to Amended and Restated Chemed Credit Agreement

                                   LASALLE BANK NATIONAL ASSOCIATION,
                                   as a Lender


                                   By: /s/ Warren F. Weber
                                       ----------------------------------
                                   Name: Warren F. Weber
                                   Title: Senior Vice President


                        Signature Page to Amendment No. 1
                 to Amended and Restated Chemed Credit Agreement

                                   HARRIS N.A.,
                                   as a Lender


                                   By: /s/ Jeffrey M. Worden
                                       -----------------------------------
                                   Name: Jeffrey M. Worden
                                   Title: Vice President


                        Signature Page to Amendment No. 1
                 to Amended and Restated Chemed Credit Agreement

                                   FIFTH THIRD BANK,
                                   as a Lender


                                   By: /s/ Megan S. Heisel
                                       ------------------------------------
                                   Name: Megan S. Heisel
                                   Title: Vice President


                        Signature Page to Amendment No. 1
                 to Amended and Restated Chemed Credit Agreement

                                   ALLIED IRISH BANKS PLC,
                                   as a Lender


                                   By: /s/ Margaret Brennan
                                   ------------------------------------
                                   Name: Margaret Brennan
                                   Title: Senior Vice President


                                   By: /s/ Roisin O'Connell
                                   --------------------------------------
                                   Name: Roisin O'Connell
                                   Title:


                        Signature Page to Amendment No. 1
                 to Amended and Restated Chemed Credit Agreement

                                   THE NATIONAL CITY BANK
                                   (f.k.a. The Provident Bank),
                                   as a Lender


                                   By: /s/ John D. Chapman
                                   ------------------------------------------
                                   Name: John D. Chapman
                                   Title: Vice President


                        Signature Page to Amendment No. 1
                 to Amended and Restated Chemed Credit Agreement

                                   THE HUNTINGTON NATIONAL BANK,
                                   as a Lender


                                   By: /s/ Christopher L. Henn
                                       ------------------------------------
                                   Name: Christopher L. Henn
                                   Title: Senior Vice President


                        Signature Page to Amendment No. 1
                 to Amended and Restated Chemed Credit Agreement

                                     ANNEX I
           to Amendment No. 1 to Amended and Restated Credit Agreement

                                Pricing Schedule
                                ----------------

                                   [Attached]


                        Signature Page to Amendment No. 1
                 to Amended and Restated Chemed Credit Agreement

                                                                         Annex I

                                PRICING SCHEDULE

===================== ============== ============== ============== ================ =============== ==================
     APPLICABLE          LEVEL I       LEVEL II       LEVEL III    LEVEL IV STATUS  LEVEL V STATUS   LEVEL VI STATUS
       MARGIN            STATUS         STATUS         STATUS
--------------------- -------------- -------------- -------------- ---------------- --------------- ------------------
Eurodollar Rate for       2.25%          2.00%          1.75%           1.50%           1.25%             1.00%
  Revolving Loans
--------------------- -------------- -------------- -------------- ---------------- --------------- ------------------
 Floating Rate for        1.25%          0.75%          0.25%           0.00%           0.00%             0.00%
  Revolving Loans
===================== ============== ============== ============== ================ =============== ==================

===================== ============== ============== ============== ================ =============== ==================
   APPLICABLE FEE        LEVEL I       LEVEL II       LEVEL III    LEVEL IV STATUS  LEVEL V STATUS   LEVEL VI STATUS
        RATE             STATUS         STATUS         STATUS
--------------------- -------------- -------------- -------------- ---------------- --------------- ------------------
   Commitment Fee         0.50%         0.375%         0.375%          0.375%           0.25%             0.25%
===================== ============== ============== ============== ================ =============== ==================

     For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

     "Financials" means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1.

     "Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is equal to or greater than 3.50 to 1.00.

     "Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is equal to or greater than 3.00 to 1.00 but less than 3.50 to 1.00.

     "Level III Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is equal to or greater than 2.50 to 1.00 but less than 3.00 to 1.00.

     "Level IV Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is equal to or greater than 2.00 to 1.00 but less than 2.50 to 1.00.

     "Level V Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is equal to or greater than 1.50 to 1.00 but less than 2.00 to 1.00.

     "Level VI Status" exists at any date, if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is less than 1.50 to 1.00.

     "Status" means either Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.

     The Applicable Margin and Applicable Fee Rate shall be determined in accordance with foregoing table based on the Borrower's Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Administrative Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.

                                    EXHIBIT A

                                  Reaffirmation
                                  -------------

     Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 1, dated as of March 31, 2006 (the "Amendment"), to the Amended and Restated Credit Agreement, dated as of February 24, 2005, by and among Chemed Corporation, a Delaware corporation (the "Borrower"), the financial institutions from time to time parties thereto (the "Lenders") and JPMorgan Chase Bank, National Association, as the administrative agent for the Lenders (the "Administrative Agent") (as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified, the "Credit Agreement"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

     Each of the undersigned, by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (b) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Loan Documents to which it is a party (including, without limitation, the Pledge and Security Agreement and the Guaranty Agreement), (c) reaffirms all of its obligations under the Loan Documents to which it is a party, and (d) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in any Loan Document shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified. The Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.


                                     *******

     IN WITNESS WHEREOF, this Reaffirmation has been duly executed as of this 31st day of March, 2006.


                           CCR OF OHIO INC.
                           COMFORT CARE HOLDINGS CO.
                           COMPLETE PLUMBING SERVICES, INC.
                           CONSOLIDATED HVAC, INC.
                           JET RESOURCE, INC.
                           NUROTOCO OF MASSACHUSETTS, INC.
                           NUROTOCO OF NEW JERSEY, INC.
                           R.R. UK, INC.
                           ROTO-ROOTER CORPORATION
                           ROTO-ROOTER DEVELOPMENT COMPANY
                           ROTO-ROOTER GROUP, INC. (f/k/a ROTO-ROOTER
                           MANAGEMENT COMPANY)
                           ROTO-ROOTER SERVICES COMPANY
                           RR PLUMBING SERVICES CORPORATION
                           VITAS HEALTHCARE CORPORATION
                           VITAS HEALTHCARE CORPORATION OF ARIZONA
                           VITAS HEALTHCARE CORPORATION OF CALIFORNIA
                           VITAS HEALTHCARE CORPORATION OF CENTRAL FLORIDA VITAS HEALTHCARE CORPORATION OF FLORIDA
                           VITAS HEALTHCARE CORPORATION OF GEORGIA
                           VITAS HEALTHCARE CORPORATION OF ILLINOIS
                           VITAS HEALTHCARE CORPORATION OF OHIO
                           VITAS HEALTHCARE CORPORATION ATLANTIC
                           VITAS HEALTHCARE CORPORATION MIDWEST
                           VITAS HEALTHCARE OF TEXAS, L.P.
                           VITAS HME SOLUTIONS, INC.
                           VITAS HOLDINGS CORPORATION
                           VITAS HOSPICE SERVICES, L.L.C.


                           By: /s/ David P. Williams
                               ----------------------------------------
                           Name:  David P. Williams
                           Title: Chief Financial Officer



                         Signature Page to Reaffirmation